Statement of Additional Information Supplement

May 15, 2001*



AXP(R)Bond Fund                                        S-6495-20 T (10/00)

AXP(R)Diversified Equity Income Fund                   S-6475-20 P (11/00)

AXP(R)Equity Select Fund                               S-6426-20 P (1/01)

AXP(R)Federal Income Fund                              S-6042-20 U (7/00)

AXP(R)International Fund                               S-6140-20 V (12/00)

AXP(R)New Dimensions Fund(R)                           S-6440-20 T (9/00)

The following revision applies to the "Investing in the Fund" section of the Statement of Additional Information under the "Sales Charge" heading and "Class Y" subheading.

The following bullet point has been added:

o State sponsored college savings plans established under section 529 of the Internal Revenue Code.



* Valid until next Statement of Additional Information update.

S-6426-22 A (5/01)